Exhibit 10.3

WELLS FARGO BANK, NATIONAL ASSOCIATION

April 30, 2021

To the Borrowers under the below-described Credit Agreement

c/o Golden Road Motor Inn, Inc.

3800 South Virginia Street

Reno, NV 89502

Attention: John Farahi

Re:Third Amendment to Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of September 3, 2020 (as amended by the letter agreement dated as of September 30, 2020 and the letter agreement dated as of December 18, 2020 and in effect immediately prior to the effectiveness of this letter agreement, the “Credit Agreement”), by and among: (1) MONARCH CASINO & RESORT, INC., a Nevada corporation, GOLDEN ROAD MOTOR INN, INC., a Nevada corporation, MONARCH GROWTH INC., a Nevada corporation, and MONARCH BLACK HAWK, INC., a Colorado corporation (each, a “Borrower” and, collectively, the “Borrowers”); (2) each of the lenders party thereto; and (3) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as L/C Issuer and as Swing Line Lender.  Capitalized terms not defined in this letter agreement are used herein as defined in the Credit Agreement.

Amendment.

The Borrowers have requested certain amendments to the Credit Agreement as set forth below.

Upon effectiveness of this letter agreement, the Administrative Agent, the Borrowers and the Lenders hereby agree that:

(i)Section 1.01 of the Credit Agreement is hereby amended by adding a new definition of “Third Amendment Effective Date” in the appropriate alphabetical position as follows:

“Third Amendment Effective Date” shall mean April 30, 2021.

(ii)The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing “0.50%” in the final sentence with “0.00%” in each instance.

(iii)The definition of “Benchmark Replacement” in Section 1.01 of the Credit Agreement is hereby amended by replacing “0.50%” in the proviso therein with “0.00%” in each instance.

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(iv)The definition of “Financial Covenant Start Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Financial Covenant Start Date” shall mean September 30, 2020.

(v)The definition of “LIBOR Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing “0.50%” in the third to last sentence with “0.00%” in each instance.

(vi)The definition of “Pricing Grid” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Pricing Grid” shall mean,

Pricing Grid
Tier	Total Leverage Ratio	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans	Commitment Fee Percentage
I	> 3.25	2.00%	1.00%	0.325%
II	> 2.50 but < 3.25	1.75%	0.75%	0.275%
III	> 1.75 but < 2.50	1.50%	0.50%	0.225%
IV	> 1.00 but < 1.75	1.25%	0.25%	0.200%
V	< 1.00	1.00%	0.00%	0.175%

Any increase or decrease in the Applicable Margin and Commitment Fee Percentage resulting from a change in the Total Leverage Ratio shall become effective as of the first day of the third calendar month following the end of the fiscal quarter for which the Administrative Agent receives a Compliance Certificate indicating the then current Total Leverage Ratio and applicable Tier level; provided, however, that if no Compliance Certificate is delivered when due in accordance with such Section, then Tier I shall apply as of the date of the failure to deliver such Compliance Certificate until such date as the Borrowers deliver such Compliance Certificate in form and substance acceptable to the Administrative Agent and thereafter the Applicable Margin and Commitment Fee Percentage shall be based on the Total Leverage Ratio indicated on such Compliance Certificate until such time as the Applicable Margin and Commitment Fee Percentage are further adjusted as set forth in this definition.  Notwithstanding anything to the contrary herein, the Applicable Margin and Commitment Fee Percentage in effect as of the Fourth Restatement Effective Date until the first adjustment to occur after the Initial Covenant Compliance Date shall be set at Tier I.  If the Total Leverage Ratio reported in any Compliance Certificate shall be determined to have been incorrectly reported and if correctly reported would have resulted in a higher Applicable Margin or Commitment Fee Percentage, then the Applicable Margin or Commitment Fee Percentage, as applicable, shall be retroactively adjusted to reflect the higher rate that would have been applicable had the Total Leverage Ratio been correctly reported in such

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Compliance Certificate and the additional amounts resulting therefrom shall be due and payable upon demand from the Administrative Agent or any Lender or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under any Debtor Relief Laws, automatically and without further action by the Administrative Agent or any Lender (the Borrowers’ obligations to pay such additional amounts shall survive the payment and performance of all other Obligations and the termination of this Agreement).   If the Total Leverage Ratio reported in any Compliance Certificate shall be determined to have been incorrectly reported and if correctly reported would have resulted in a lower Applicable Margin or Commitment Fee Percentage, then the Applicable Margin or Commitment Fee Percentage, as applicable, shall be retroactively adjusted to reflect the lower rate that would have been applicable had the Total Leverage Ratio been correctly reported in such Compliance Certificate and the adjusted amounts resulting therefrom shall be credited against future payments of interest and Commitment Fees owing by the Borrowers to the Lenders.  For the avoidance of doubt, (x) the Applicable Margin and Commitment Fee Percentage in effect under the Credit Agreement immediately prior to the Third Amendment Effective Date shall be applicable to all interest and commitment fees accruing prior to the Third Amendment Effective Date and (y) from and after the Third Amendment Effective Date until the first adjustment to occur under this definition after the Third Amendment Effective Date, the Applicable Margin and Commitment Fee Percentage shall be set at Tier II of the grid set forth above.”

(vii) Section 5.03(a) of the Credit Agreement is hereby amended in its entirety as follows:

“(a)Total Leverage Ratio. From and after the Financial Covenant Start Date, the Borrowers shall not permit the Total Leverage Ratio at any time to be greater than 4.00:1.00.”

Miscellaneous.

The provisions of this letter agreement shall be effective upon the date of the Administrative Agent’s receipt of counterparts of this letter agreement executed by the Lenders, the Borrowers and the Guarantor.

The Borrowers hereby confirm that, before and after giving effect to this letter agreement, the representations and warranties contained in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects and no Default or Event of Default has occurred and is continuing.

Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers in all respects.  This letter agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.  Transmission by facsimile, “pdf” or similar electronic copy of an executed counterpart of this letter agreement shall be deemed to constitute due and sufficient delivery of such counterpart.  This letter agreement shall be governed by, construed and enforced in accordance with, the laws of the State of Nevada without reference to conflicts of law rules.

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This letter agreement is a Loan Document as defined in the Credit Agreement, and the expense reimbursement, indemnification, waiver of jury trial, consent to jurisdiction and other provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference and this letter agreement shall be interpreted, construed and enforced as if all such provisions were set forth in full in this letter agreement.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (April 2021)]

Accepted and agreed to:

MONARCH CASINO & RESORT, INC.,
a Nevada corporation

By:

Name: John Farahi

Title: Secretary

GOLDEN ROAD MOTOR INN, INC.,
a Nevada corporation

By:

Name: John Farahi

Title: Secretary

MONARCH GROWTH INC.,
a Nevada corporation

By:

Name: John Farahi

Title: Director

MONARCH BLACK HAWK, INC.,
a Colorado corporation

By:

Name: John Farahi

Title: Treasurer

[Signature Page to Letter Agreement – Amendment (April 2021)]

BANK OF AMERICA, N.A.,

as a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (April 2021)]

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (April 2021)]

UMPQUA BANK,

as a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (April 2021)]

COMERICA BANK,

as a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (April 2021)]

The undersigned hereby acknowledges (a) that it expects to realize substantial direct and indirect benefits as a result of this letter agreement and (b) it has received and reviewed the terms and conditions hereof.  The undersigned hereby, to the extent it is a party to any Security Document or the Guaranty, (i) affirms and confirms its guarantee, pledge, grant and other agreements under each such Security Document and the Guaranty and (ii) agrees that, notwithstanding the effectiveness of this Agreement or any other transactions contemplated hereby, each Security Document and the Guaranty and all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect in respect of, and to secure, the Secured Obligations and the Guaranteed Obligations, as applicable.

INTER-MOUNTAIN CONSTRUCTION, LLC

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (April 2021)]